SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 6, 2003
                              (February 5, 2003)


                             RITE AID CORPORATION
 -----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                          1-5742                   23-1614034
------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
  of Incorporation)                 File Number)            Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                           17011
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code          (717) 761-2633
                                                       -----------------------


                                     None
 ------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Item 5. Other Events.

On February 6, 2003, Rite Aid Corporation issued a press release announcing the terms of an offering of $300 million ($100 million more than previously announced) of its 9.5% senior secured notes due 2011. The transaction is expected to close on February 12, 2003.


In conjunction with the offering, Rite Aid will redeem all $149.5 million aggregate principal amount of its senior secured (shareholder) notes due 2006. The net proceeds of the offering will be used to retire $118.6 million of its 6.0% fixed-rate senior notes due 2005 and for general corporate purposes, which may include capital expenditures and additional repayments or repurchases of its outstanding indebtedness.


The notes due 2011 have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption of registration requirements.


On February 5, 2003, Rite Aid received the necessary consents to certain amendments of its senior credit facility and synthetic lease facility in order to issue the notes.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

10.1 Form of Amendment No.4 to the Senior Credit Agreement, dated as of February 6, 2003, among Rite Aid Corporation, the Banks (as defined therein), Citicorp USA, Inc., as a Swingline Bank, as Issuing Bank and as an Administrative Agent for the Banks, Citicorp USA, Inc., as Collateral Agent for the Banks, and JPMorgan Chase Bank, Credit Suisse First Boston and Fleet Retail Finance, Inc., as Syndication Agents.

99.1     Registrant's Press Release, dated February 6, 2003.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RITE AID CORPORATION


Dated:   February 6, 2003             By:   /s/ Robert B. Sari
                                         -----------------------------------
                                         Name:  Robert B. Sari
                                         Title: Senior Vice President,
                                                General Counsel and Secretary




                                 EXHIBIT INDEX


Exhibit No.       Description

10.1 Form of Amendment No.4 to the Senior Credit Agreement, dated as of February 6, 2003, among Rite Aid Corporation, the Banks (as defined therein), Citicorp USA, Inc., as a Swingline Bank, as Issuing Bank and as an Administrative Agent for the Banks, Citicorp USA, Inc., as Collateral Agent for the Banks, and JPMorgan Chase Bank, Credit Suisse First Boston and Fleet Retail Finance, Inc., as Syndication Agents.

99.1     Registrant's Press Release dated February 6, 2003